UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 14, 2021

FACT, INC.

(Exact Name of Registrant as Specified in Charter)

Nevada	333-223568	98-1350973
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2 Toronto street, suite 231 Toronto, Ontario	M5C 2B5
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (437) 703-2482

Tiburon International Trading, Corp.

Xinkaicun, group 5, Weizigouzhen, Jiutai

Changchun, Jilin province, China 130519

(Former name, former address and former fiscal year, if changed since last report)

Copies to:

Arthur S. Marcus, Esq

Sichenzia Ross Ference LLP

1185 Avenue of the Americas

37th Floor

New York, New York

10036 (212) 930-9700

(212) 930-9725 (fax)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d 2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 5.02 Departure of Directors or Certain Officers; Election of directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On January 14, 2021, Julie-Myers Wood was appointed as a Director of Fact, Inc. (the “Company”).

Ms. Wood is 51 years old. Ms. Wood has been the president of Guidepost Solutions, LLC (“Guidepost”) since 2014. Guidepost is a global team of investigators, experienced security and technology consultants, and compliance and monitoring experts. Ms. Wood co-founded Immigration and Custom Solutions, LLC in 2008 and served as the president until 2012. Prior to that, Ms. Wood worked for the U.S. Department of Homeland Security as an Assistant Secretary of Homeland Security from 2006 to 2008. Ms. Wood worked in the White House as a special assistant to the President of the United States from 2004 to 2005. From 2003 to 2004, Ms. Wood worked for the U.S. Department of Commerce as an Assistant Secretary for the Bureau of Industry and Security. Ms. Wood has a J.D. from Cornell Law School and a B.A. from Baylor University.

In connection with her appointment to the Board of Directors, Ms. Wood shall receive 250,000 stock options to purchase the Company’s common stock, par value $0.001 at a price of $2.00 per share. Additionally, Ms. Wood will receive renumeration of $20,000 per annum, paid quarterly.

Item 7.01 Regulation FD Disclosure

On January 14, 2021, the Company issued a press release announcing the addition of Julie-Myers Wood to the Board of Directors. A copy of the press release is attached hereto and incorporated by reference in its entirety as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit Number	Description
99.1	Press Release, dated January 14, 2021

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FACT, INC.

Date: March 19, 2021	By:	/s/ Patricia Trompeter
Patricia Trompeter
Chief Financial Officer